Exhibit 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Allied First Bancorp, Inc. (the "Company") on Form 10-KSB for the year ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Kenneth
L. Bertrand, President and Chief Executive of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 27, 2004                  /s/Kenneth L. Bertrand
                                          -----------------------
                                          Kenneth L. Bertrand
                                          President and Chief Executive Officer